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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): Oct. 20, 2003
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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                      0-15661                     36-0724340
    State of Other           Commission File Number           I.R.S. Employer
   Jurisdiction of                                         Identification Number
    Incorporation

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7. Financial Statements and Exhibits

(c)   The following exhibit is furnished with this document:

      Number      Exhibit
      ------      -------

      99.1 Press Release titled "AMCOL International Reports 38 Percent Increase in Diluted Earnings Per Share Over Prior Year Quarter" dated Oct. 20, 2003.

ITEM 9. Regulation FD Disclosure

      The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

      On Oct. 20, 2003, the registrant issued a press release to report results for its third quarter ended Sept. 30, 2003.

      That press release, dated Oct. 20, 2003 and titled "AMCOL International Reports 38 Percent Increase in Diluted Earnings Per Share Over Prior Year Quarter" is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMCOL INTERNATIONAL CORPORATION

      Date:  Oct. 20, 2003             By: /s/   Lawrence E. Washow
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                                           Lawrence E. Washow
                                           President and Chief Executive Officer